Exhibit 10.39

                  FIRST AMENDMENT TO PATENT SECURITY AGREEMENT

     THIS FIRST AMENDMENT TO PATENT SECURITY AGREEMENT (the "Amendment") is entered into as of this 29th day of May, 2001 by and between UNIGENE
LABORATORIES, INC., a Delaware corporation, having its principal place of business at 110 Little Falls Road, Fairfield, New Jersey 07004 (the "Company"), and Jay Levy, a resident of New Jersey (the "Secured Party").

                                   WITNESSETH:

     WHEREAS, the Company and the Secured Party are parties to that certain Patent Security Agreement dated as of March 13, 2001 (the "Agreement") pursuant to which the Company has granted the Secured Party a security interest in certain of its patents and patent applications to secure payment by the Company of the Obligations (as defined in the Agreement); and

     WHEREAS, the Secured Party has agreed to loan the Company $300,000 contemporaneously with execution and delivery hereof (the "Current Loan"); and

     WHEREAS, in order to more fully secure the payment of the Current Loan and the other Obligations, the Company and the Secured Party desire to add a certain patent application to the Collateral (as defined in the Agreement) by amending the Agreement on the terms set forth herein.

     NOW, THEREFORE, in consideration of the premises, the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Amendment. The Agreement is hereby amended by deleting Exhibit A attached thereto in its entirety and substituting therefore Exhibit A attached to this Amendment.

2. No Other Changes. Except as expressly amended hereby, all of the terms and conditions of the Agreement remain in full force and effect.

3. Applicable Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New Jersey without giving effect to conflicts of laws principles.

4. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original and all of which shall constitute the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the day and year first above written.




                                    UNIGENE LABORATORIES, INC.


                                    By: /s/ Ronald S. Levy
                                        ---------------------------------------
                                        Name:  Ronald S. Levy
                                        Title: Executive Vice President


                                        /s/ Jay Levy
                                        ---------------------------------------
                                        JAY LEVY

                                   EXHIBIT A

                           UNIGENE U.S. Patent Rights
                           --------------------------


Patent #          Title                                               Date of Patent
--------          -----                                               --------------
US 4,689,220      Immunization by Immunogenic Implant                 Aug. 25, 1987

US 4,708,934      Alpha-Amidation Enzyme                              Nov. 24, 1987

US 5,789,234      Expression Systems for Amidating Enzyme             Aug. 04, 1998

US 5,912,014      Oral Salmon Calcitonin Pharmaceutical Products      June 15, 1999

US 6,086,918      Oral Peptide Pharmaceutical Products                July 11, 2000

US 6,103,495      Direct Expression of Peptides into Culture Media    Aug. 15, 2000
                      (Divisional 1)

US 6,210,925      Direct Expression of Peptides into Culture Media    April 3, 2001
                      (Divisional 2)

Application                                                           Filing Date:
#09/776,537       Nasal Calcitonin Formulations                       February 2, 2000

Application
#09/780870        Direct Expression of Peptides into Culture Media    Filing Date:
                                 (Divisional 3)                       February 9, 2001

Application
#09/780643        Direct Expression of Peptides into Culture Media    Filing Date:
                                 (Divisional 4)                       February 9, 2001

Application
#60/250055        Oral Peptide Pharmaceutical Products                Filing Date:
                                 (Provisional)                        November 30, 2000